Income Taxes	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Tax Status [Line Items]
Income Taxes	Income Taxes
In 2022, the Plan adopted a non-standardized pre-approved profit sharing plan with cash-or-deferred arrangement (pre-approved basic plan document), which replaced the previous volume submitter plan. The pre-approved basic plan document received a favorable opinion letter from the Internal Revenue Service on September 21, 2020, which declared that the pre-approved basic document plan qualifies under section 401(a) of the Internal Revenue Code as being exempt from income taxes. Effective September 1, 2024, the Plan was amended to designate the SCI common stock fund as an employee stock ownership plan as defined in Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended, and adopt all attendant rights and limitations required by such Code Section. Although the Plan has been amended since receiving the determination letter, this amendment did not change the material terms of the plan and the Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the Internal Revenue Code. Therefore, the Plan Administrator believes that the Plan was qualified and was tax exempt as of the financial statement date.
The Plan Administrator believes that all significant tax positions utilized by the Plan will more likely than not be sustained upon examination. As of December 31, 2025, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2022 forward (with limited exceptions). Tax penalties and interest, if any, would be accrued as incurred and would be classified as tax expense in the Statement of Changes in Net Assets Available for Benefits.